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                                                                    EXHIBIT 99.2

                             MICROSEMI CORPORATION
                             NOTICE OF REDEMPTION
                                      OF
              5 7/8% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2012

       PLEASE READ THIS NOTICE CAREFULLY BEFORE SURRENDERING DEBENTURES.
To the Holders of the Microsemi Corporation 5 7/8% Convertible Subordinated Debentures due 2012:

     NOTICE IS HEREBY GIVEN that Microsemi Corporation (the "Company") has called for redemption and will redeem at 4:01 p.m. Los Angeles time on Thursday, February 12, 1998 (the "Redemption Date") all of its 5 7/8% Convertible Subordinated Debentures due 2012 (the "Debentures") then outstanding. The redemption price will be $1,000 per $1,000 principal amount of Debentures plus $26.27 representing accrued interest from September 1, 1997 to the Redemption Date, for a total redemption price of $1,026.27 for each $1,000 principal amount of Debentures (the "Redemption Price").

     HOLDERS OF DEBENTURES HAVE, AS AN ALTERNATIVE TO REDEMPTION, AND IN ADDITION TO THE RIGHT TO SELL DEBENTURES IN THE OVER THE COUNTER MARKET THROUGH USUAL BROKERAGE FACILITIES, THE OPTION OF CONVERSION OF DEBENTURES INTO COMMON STOCK.

     IF THE PRICE OF SHARES OF COMMON STOCK OF THE COMPANY WERE TO BE GREATER THAN OR EQUAL TO $13 15/16 PER SHARE ON THE DATE OF CONVERSION, HOLDERS OF DEBENTURES WHO CONVERT THEIR DEBENTURES INTO SHARES OF COMMON STOCK WOULD RECEIVE SHARES OF COMMON STOCK HAVING, AT THE TIME OF CONVERSION, AN AGGREGATE MARKET VALUE GREATER THAN THE AMOUNT THE HOLDERS WOULD RECEIVE UPON REDEMPTION OF THEIR DEBENTURES.

     At your option, at any time prior to 4:00 p.m., Los Angeles time, on February 12, 1998 (the "Conversion Expiration Time"), the Debentures are convertible into shares of the Company's Common Stock, par value $.20 per share (the "Common Stock"). Upon conversion, you will receive the number of shares that results from dividing the principal amount of Debentures you hold (without adjustment for accrued interest) by the conversion price of $13.55. Therefore, each $1,000 principal amount of Debentures will be convertible into approximately 73.8 shares of Common Stock, subject to payment of cash in lieu of any fractional share. On January 22, 1998, the last reported sale price of shares of Common Stock as reported by the Nasdaq National Market was $19 1/16 per share. Based on such sale price, $1406.81 would be the market value of the Common Stock into which each $1,000 principal amount of Debentures is convertible. The actual market value of the Common Stock will depend upon future market prices, and you are urged to refer to more recent quotations. The Common Stock is quoted on the Nasdaq National Market under the symbol "MSCC." The future market prices of the Common Stock also may be materially and adversely affected by the risk factors described in the Company's most recent Form 10-K and Form 10-Q filed with the Securities and Exchange Commission.

     IF YOU SURRENDER YOUR DEBENTURES AND YOUR DEBENTURES ARE RECEIVED BY THE CONVERSION AGENT PRIOR TO 4:00 P.M., LOS ANGELES TIME, ON FEBRUARY 12, 1998 ACCOMPANIED BY A COMPLETED AND SIGNED NOTICE OF CONVERSION AND FORM W-9, SUCH DEBENTURES WILL BE CONVERTED.

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                             MANNER OF CONVERSION

     To convert Debentures into Common Stock, the registered holder thereof must complete and sign the form of conversion notice printed on the back side of the Debenture certificate and surrender such Debentures for conversion to the Conversion Agent

                               Bank of New York
                              Reorganization Unit
                                  Lobby Level
                              101 Barclay Street
                           New York, New York  10286

     Holders are also entitled to convert less than the full principal amount of Debentures held by them provided that such portion is an integral multiple of $1,000 and the conversion notice referred to above indicates the portion of Debentures to be converted.

     Since it is the time of receipt, not the time of mailing, that determines whether Debentures have been properly surrendered for conversion, sufficient time should be allowed for Debentures sent by mail to be received by the Conversion Agent prior to the deadline set forth above. The method of delivery of all documents, including Debentures, is at the election and risk of the surrendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Any Debentures not duly surrendered for conversion prior to such time will have no rights other than the right to receive the Redemption Price.

     Upon the surrender of Debentures with a completed and signed conversion notice, the holder converting the Debentures will be deemed to be the holder of record of the Common Stock issuable on such conversion, and all rights with respect to the Debentures surrendered will terminate except the right to receive shares of Common Stock and a cash payment in lieu of any fractional share. As promptly as practicable after the surrender of Debentures as aforesaid, the Company will issue and will deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Debentures and a check for the cash amount payable in lieu of any fractional share.

     The Company will pay or cause to be paid any documentary stamp or transfer taxes payable on the issue of shares of Common Stock upon conversion. The Company will require holders of Debentures to pay the Company any amount required to cover any tax which may be due in respect of the issue upon conversion of shares of Common Stock in a name other than that of the registered holder of the Debentures being converted. If a Form W-9 is not provided, and in certain other cases, any cash payment may be subject to backup withholding.

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                             MANNER OF REDEMPTION

     Redemption Date.  4:01 p.m. Los Angeles time, on Thursday, February 12,
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1998.

     Redemption Price.  Redemption at $1,000 per $1,000 principal amount of
     ----------------
Debentures plus accrued interest from September 1, 1997 to the Redemption Date of $26.27 for a total redemption price of $1,026.27 for each $1,000 principal amount of Debentures not converted prior to the Conversion Expiration Time.

     Cessation of Interest Accrual.  Interest on the Debentures will cease to
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accrue on and after the Redemption Date, unless the Company defaults on payment of the Redemption Price.

     Redemption Procedure.  If a holder desires to receive the Redemption Price
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for Debentures, such Debentures must be sent to the Paying Agent-

                               Bank of New York
                             Bond Redemption Unit
                                  Lobby Level
                              101 Barclay Street
                           New York, New York  10286

     To receive the Redemption Price for any Debentures, the holder thereof must surrender such Debentures to the Paying Agent at the address set forth above accompanied by a Form W-9. On or after the Redemption Date, the holder of any Debentures surrendered for redemption shall be paid by the Paying Agent the Redemption Price for each Debenture, without any interest accruing on and after the Redemption Date. Payments for Debentures surrendered for redemption will in all cases be made only after the Redemption Date and after the Paying Agent's receipt of the surrendered Debentures and any other documents required by the Paying Agent.

     Tax Effects.  Receipt of the redemption price upon redemption would create
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a taxable event to you.  If a Form W-9 is not provided, and in certain other cases, any cash payment may be subject to backup withholding.

     Questions and requests for assistance:  Please contact Mr. David R.
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Sonksen, Vice President-Finance and Secretary, Microsemi Corporation at (714)
979-8220 or the Conversion Agent and Paying Agent at (212) 815-4997.

     This notice is given pursuant to paragraph 5 of the Debentures and in accordance with the terms of the Indenture (the "Indenture") dated as of March 1, 1987, between the Company and BNY Western Trust Company, successor to First Interstate Bank of California as Trustee (the "Trustee"). The Trustee has mailed, in the name of the Company, a copy of this Notice of Redemption to all registered holders of Debentures.

                                               MICROSEMI CORPORATION

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